UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

                Utah                        0-22515              20-0612376
  (State or other jurisdiction          (Commission File      (I.R.S. Employer
      of incorporation)                      Number)         Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

         Extension Agreement. Effective as of November 10, 2006, Speaking Roses International, Inc. (the "Company") entered into an Agreement to Extend Debt Obligations (the "Extension Agreement") with Steven F. Hanson ("Hanson") and Terry A. Isom ("Isom").

         Pursuant to the Extension Agreement, the Company and Hanson agreed to terminate the United States Regional Development Agreement dated July 10, 2005, and the Company issued to Hanson a secured promissory note (the "Development Note") in the principal amount of $870,000 in satisfaction of the Development Loan more particularly described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 8, 2006 (the "February Current Report"). The Development Note bears interest at an annual rate of 12% and matures on January 10, 2010. The principal and accrued interest of the Development Note are convertible at the option of the holder thereof at any time after February 10, 2007, into common shares of the Company at the conversion rate of $0.30 per common share, subject to any share splits or reclassifications.

         The Company further issued to Hanson and Isom, respectively, two promissory notes (the "Replacement Notes") in exchange for and in cancellation of, the promissory notes the Company issued to Messrs. Hanson and Isom on February 6, 2006, as described in the February Current Report. The principal amount of the Replacement Notes total $563,076.00 in the aggregate, and each Replacement Note is in the principal amount of $281,538.00. The Replacement Notes bear interest at an annual rate of 12% and mature on January 10, 2010. The principal and accrued interest of the Replacement Notes are convertible at the option of the holder thereof at any time after February 10, 2007, into common shares of the Company at the conversion rate of $0.30 per common share, subject to any share splits or reclassifications.

         In consideration for accepting the Development Note, the Company issued to Hanson 2,200,000 common shares of the Company and in consideration for accepting the Replacement Notes, the Company issued to each of Hanson and Isom 281,538 common shares of the Company. If the Company satisfies the Development Note on or before February 10, 2007, Hanson has agreed to return to the Company 1,700,000 of the common shares issued to him in connection with his acceptance of the Development Note. If the Company does not satisfy the Development Note or the Replacement Notes on or before January 10, 2008, the Company will issue to the holders of the Development Note and the Replacement Notes one common share of the Company for each dollar (including accrued interest) outstanding thereunder, respectively, as of such date, and if the Company does not satisfy the Development Note or the Replacement Notes on or before January 10, 2009, the Company will issue to the holders of the Development Note and the Replacement Notes one additional common share of the Company for each dollar (including accrued interest) outstanding thereunder, respectively, as of such date.

         The Company has entered into a Security Agreement with each of Hanson and Isom pursuant to which the obligations of the Company under the Development Note and the Replacement Notes are secured by the intellectual property, including patents, of the Company.

         Dos Lagos Agreements.

         October Note. On October 30, 2006, the Company issued a secured promissory note to Dos Lagos, LLC, a Utah limited liability company and affiliate of Roland Walker, a director of the Company ("Dos Lagos"), representing proceeds the Company received as a loan from Dos Lagos in the aggregate principal amount of $181,000 (the "October Note"). The October Note bears interest at an annual rate equal to the interest rate published as the


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Prime Rate in the "Money Rates" column in the Western edition of the Wall Street
Journal, as of the first business day of January, April, July and October of each year, plus 200 basis points. The outstanding principal and interest under the October Note is due and payable in twelve (12) equal monthly installments commencing on January 1, 2008, and on the first day of each month thereafter.
The entire unpaid principal balance, together with accrued interest, of the October Note is due and payable on January 1, 2009.

         Amendment to Original Credit Agreement. Effective as of November 10, 2006, the Company and Dos Lagos entered into a First Amendment (the "Amendment") to the Line of Credit Agreement between the Company and Dos Lagos described in and filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB filed with the SEC on May 15, 2006 (the "Original Credit Agreement"). Pursuant to the Amendment, the maturity date of the credit line established pursuant to the Original Credit Agreement has been extended to January 10, 2012, and the interest rate attributable to advances under the Original Credit Agreement is equal to the interest rate published as the Prime Rate in the "Money Rates" column in the Western edition of the Wall Street Journal, as of the first business day of January, April, July and October of each year, plus 200 basis points. Commencing on January 1, 2008, and on the first day of each month thereafter, principal and accrued interest on the aggregate amount of advances made pursuant to the Original Credit Agreement, amortized on the basis of a four year period, are due and payable in equal monthly installments.

         In further consideration of Dos Lagos' agreement to enter into the Amendment, the Company has agreed to issue to Dos Lagos, on November 10, 2006, and on each of January 10, 2008, 2009, 2010, 2011 and 2012, the number of common shares of the Company equal to the aggregate principal and accrued interest amount outstanding pursuant to the promissory note contemplated by the Original Credit Agreement (the "Original Credit Note") as of such respective date, less the number of common shares of the Company previously issued to Dos Lagos by the Company pursuant to the Amendment.

         New Credit Agreement. On December 20, 2007, the Company entered into a Line of Credit Agreement (the "Subsequent Credit Agreement") with Dos Lagos, pursuant to which Dos Lagos established a line of credit equal to one million dollars until January 1, 2009, for and on behalf of the Company. All sums advanced by Dos Lagos to the Company pursuant to the terms of the Subsequent Credit Agreement will become part of the principal of the note issued by the Company in connection with the Subsequent Credit Agreement (the "Subsequent Credit Note"). The Subsequent Credit Note bears interest from the date each advance is made until paid in full at an interest rate equal to the interest rate published as the Prime Rate in the "Money Rates" column in the Western edition of the Wall Street Journal, as of the first business day of January, April, July and October of each year, plus 200 basis points. Commencing on January 1, 2008, and on the first day of each month thereafter, principal and accrued interest on the aggregate amount of advances made pursuant to the Subsequent Credit Agreement, amortized on the basis of a one year period, are due and payable in twelve equal monthly installments. The principal and accrued interest of the Subsequent Credit Note are convertible at the option of Dos Lagos into common shares of the Company at the conversion rate of $0.50 per common share, subject to any share splits or reclassifications. As additional consideration in accepting the terms of the Subsequent Credit Agreement, the Company agreed to issue to the Lender the number of common shares of the Company equal to the aggregate amount of advances drawn by the Company pursuant to the Subsequent Credit Agreement.

         The Company has entered into a Security Agreement with Dos Lagos pursuant to which the obligations of the Company under the October Note, Original Credit Note and the Subsequent Credit Note are secured by the intellectual property, including patents, of the Company.

         General. The foregoing summary of material terms of the Extension Agreement, the October Note, the Original Credit Agreement and the Subsequent Credit Agreement is not complete. Each of these agreements is included as an

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exhibit to this report that is incorporated by reference in response to this item. Each of the agreements should be read in its entirety for a complete understanding of its respective terms and conditions and the related transactions described above.

Item 2.02         Results of Operations and Financial Condition.

         As of the date hereof, the Company has recently been unable to obtain financing from external sources under terms which it deems to be reasonably acceptable, and the revenues generated from the Company's operations are insufficient for the Company's current needs. Consequently, Dos Lagos, an entity whose sole member is Roland Walker, a director of the Company, has extended debt and convertible debt financing to the Company as described in Item 1.01 of this Form 8-K. While the Company has relied on equity financing in its recent history, since the date of its Most Recent Quarterly Report, the Company has materially increased the amount of its debt financing, while recharacterizing certain of its short-term obligations to long-term obligations based upon the agreements described above.

         The total amount of notes payable as herein described has significantly increased the debt of the Company and will likely negatively affect the ability of the Company to raise additional funds. While the Company is attempting to obtain additional commitments from its directors and certain shareholders to continue to fund its operations, no assurance can be given nor relied upon that the Company will be able to obtain such commitments on terms and conditions reasonably acceptable to the Company or that the Company will be able to continue to operate as a going concern. The Company's expenses continue to exceed the Company's revenues by a significant margin. Accordingly, until such time as the Company is able to operate profitably, the Company can give no assurance that it has or will have sufficient capital resources or liquidity to satisfy working capital and operating requirements.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference with respect to the terms and sale of, and the financial obligations created by, the matters set forth under the heading "Extension Agreement" and "Dos Lagos Agreements."

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of Registrant

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference with respect to the terms and sale of, and the financial obligations created by, the matters set forth under the heading "Dos Lagos Agreements."

Item 3.02         Unregistered Sale of Equity Securities

         The disclosures provided in Items 1.01 and 5.02(c) of this Form 8-K are hereby incorporated by reference with respect to the terms and sale of the convertible securities set forth under the headings "Extension Agreement," "Dos Lagos Agreement" and "Appointment of Principal Officers." The sales of the convertible securities described under the headings "Extension Agreement," "Dos Lagos Agreement," and "Appointment of Principal Officer," together with the issuances of the Company's common shares, were made pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, based in part on the representations made by the holders thereof.


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Item 5.02         Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

         (c) Appointment of Principal Officer. On December 12, 2006, the Company appointed Mr. David R. Nichols as the Company's Controller and acting Chief Financial Officer, effective as of December 12, 2006.

         Prior to joining the Company, Mr. Nichols, age 48, served as a director from August 01, 2003 to December 12, 2006 of a recently formed 501(c)(3) tax exempt corporation, Donatis Group. Mr. Nichols's primary responsibilities for Donatis Group were benefit administration and program development and implementation, fund raising, marketing, and financial consulting. During the period of April 1993 through August 2003 acted in various management capacities for Zions Investment Securities, Inc.. Zions Investment Securities, Inc. is a wholly owned subsidiary of Zions Bank headquartered in Salt Lake City, Utah and a subsidiary of Zions Bancorporation also headquartered in Salt Lake City, Utah. From October 1987 to April 1993, Mr. Nichols served in various management capacities for First Security Investor Services, a wholly owned subsidiary of First Security Corporation, which was acquired by Wells Fargo. Mr. Nichols is a graduate of the University of Utah from which he received a degree in Business Finance. There are no family relationships between Mr. Nichols and any of the Company's directors or officers.

         Mr. Nichols's employment as the Controller and Acting Chief Financial Officer of the Company is not subject to an employment agreement. The Company has agreed to provide Mr. Nichols with an annual salary of $84,900.00. In addition, effective as of December 21, 2006, the Company will grant Mr. Nichols an option to purchase 75,000 shares of the Company's common stock at an exercise price equal to the fair market value at the close of business on December 21, 2006 in accordance with the Company's 2006 Equity Incentive Plan. The option will vest over three years in equal annual installments and be immediately cancelable upon termination of Mr. Nichols's employment with the Company.

Item 9.01         Financial Statements and Exhibits.

         Exhibit No.       Description
         -----------       -----------

            10.15 Agreement to Extend Debt Obligations by and among Speaking Roses International, Inc., Steven F. Hanson and Terry A. Isom, effective as of November 10, 2006.
            10.16 Patent Security Agreement by and among Speaking Roses International, Inc., Steven F. Hanson and Terry A. Isom, effective as of November 10, 2006.
            10.17 Amended and Restated Promissory Note issued by Speaking Roses International, Inc. to Dos Lagos, LLC, in the principal amount of $181,000, dated October 30, 2006.
            10.18 First Amendment to Line of Credit Agreement between Speaking Roses International, Inc. and Dos Lagos, LLC, effective as of November 10, 2006.
            10.19 Line of Credit Agreement, between Speaking Roses International, Inc., and Dos Lagos, LLC, dated December 20, 2006.
            10.20 Patent Security Agreement by and between Speaking Roses International, Inc. and Dos Lagos, LLC, dated October 30, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: December 22, 2006
                                            Speaking Roses International, Inc.
                                            By:  /s/ Alan K. Farrell
                                                --------------------
                                                     Alan K. Farrell,
                                                     Chief Executive Officer












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